WAIVER


         WAIVER, dated as of June 28, 1997 (this "Waiver"), to the
Credit Agreement, dated as of December 5, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower and Holdings have requested the Lenders to agree to waive certain provisions of Sections 6.08(i) and 6.16 of the Credit Agreement; and

         WHEREAS, the Lenders are willing to agree to waive certain provisions of Sections 6.08(i) and 6.16 of the Credit Agreement, but only on the terms and subject to the conditions set forth in this Waiver;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

         SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         SECTION 2. Waiver. Compliance with the provisions of:

         (a) Section 6.08(i) of the Credit Agreement is hereby waived to permit the sale of the Air Restraint and Technical Products Division of JPS Automotive L.P. and the Borg Textile Division of Collins & Aikman Canada, Inc. and to exclude such sales from the calculation of the maximum amount of assets that may be sold pursuant to such section; provided that the Net Proceeds of such sale are applied in accordance with Section 2.12(c) of the Credit Agreement; and

         (b) Section 6.16 of the Credit Agreement is hereby waived for the second fiscal quarter of 1997 of Holdings; provided that the Leverage Ratio is not in excess of 2.75 to 1.00.

         SECTION 3. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

         SECTION 4. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

         (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Required Lenders.

         (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

         (c) Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement and herein after giving effect to this Waiver shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

         (d) Acknowledgement, Consent and Waiver. The Administrative Agent shall have received from each of Holdings, the Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent and Waiver, substantially in the form of Exhibit A hereto.

         SECTION 5. No Other Waivers. Except as expressly waived hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision.

         SECTION 6. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

         SECTION 7. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.



                                                COLLINS & AIKMAN PRODUCTS CO.


                                                By /s/ J. Michael Stepp
                                                ________________________________
                                                  Name:
                                                  Title:


                                                COLLINS & AIKMAN CORPORATION


                                                By /s/ J. Michael Stepp
                                                ________________________________
                                                  Name:
                                                  Title:


                                                THE CHASE MANHATTAN BANK,
                                                  as Administrative Agent and as
                                                  a Lender


                                                By /s/ Rosemary Bradley
                                                ________________________________
                                                  Name: Rosemary Bradley
                                                  Title: Vice President

                                                BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION


                                                By /s/ Linda A. Carper
                                                ________________________________
                                                  Name: Linda A. Carper
                                                  Title: Managing Director


                                                NATIONSBANK, N.A.


                                                By _____________________________
                                                   Name:
                                                   Title:


                                                AERIES FINANCE LTD.


                                                By _____________________________
                                                   Name:
                                                   Title:


                                                BANKBOSTON, N.A.

                                                By _____________________________
                                                   Name:
                                                   Title:


                                                BANK OF IRELAND - GRAND CAYMAN
                                                BRANCH


                                                By /s/ John Cusack
                                                   _____________________________
                                                    Name: John G. Cusack
                                                    Title: A.V.P.

                                                THE BANK OF NEW YORK


                                                By /s/ Ann Marie Hughes
                                                   _____________________________
                                                    Name: Ann Marie Hughes
                                                    Title: Assistant Vice
                                                           President


                                                THE BANK OF NOVA SCOTIA


                                                By /s/ W.E. Zarrett
                                                ________________________________
                                                    Name: William E. Zarrett
                                                    Title: Senior Relationship
                                                           Manager


                                                BANK OF SCOTLAND


                                                By ____________________________
                                                     Name:
                                                     Title:


                                                BANK OF TOKYO - MITSUBISHI TRUST
                                                COMPANY


                                                By /s/ Friedrich N. Wilms
                                                   ____________________________
                                                     Name: Friedrich N. Wilms
                                                     Title: Vice President


                                                BANQUE FRANGAISE DU COMMERCE
                                                EXTIRIEUR


                                                By _____________________________
                                                     Name:
                                                     Title:

                                                BANQUE PARIBAS


                                                By  ____________________________
                                                      Name:
                                                      Title:


                                                BRANCH BANKING AND TRUST COMPANY


                                                By /s/ Thatcher L. Townsend
                                                 _______________________________
                                                  Name: Thatcher L. Townsend III
                                                  Title: Vice President


                                                CAISSE NATIONALE DE CRIDIT
                                                AGRICOLE


                                                By /s/ D. Bouhl
                                                   _____________________________
                                                      Name: David Bouhl, AVP
                                               Title: Head of Corporate Banking
                                                             Chicago


                                                CERES FINANCE LTD.


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                CIBC INC.


                                                By _____________________________
                                                      Name:
                                                      Title:

                                                COMERICA BANK


                                                By /s/ Deborah S. Albrecht
                                                   ____________________________
                                                     Name: Deborah S. Albrecht
                                                     Title: Account Officer


                                               COMPAGNIE FINANCIORE DE CIC ET DE
                                               L'UNION EUROPIENNE

                                               By  ____________________________
                                                      Name:
                                                      Title:


                                               COOPERATIEVE CENTRALE RAIFFEISEN-
                                               BOERENLEENBANK, B.A., "RABOBANK
                                               NEDERLAND", NEW YORK BRANCH


                                               By /s/ D. Hemenway
                                                   _____________________________
                                                      Name: Dana W. Hemenway
                                                      Title: Vice President


                                                By /s/ W.P.C. Kodde
                                                   _____________________________
                                                      Name: W. Pieter C. Kodde
                                                      Title: Vice President


                                                ALLIED SIGNAL INC.

                                                By _____________________________
                                                      Name:
                                                      Title:

                                                CREDITANSTALT CORPORATE FINANCE,
                                                INC.

                                                By /s/ Craig Stamm
                                                   _____________________________
                                                      Name: W. Craig Stamm
                                                      Title: Vice President

                                                By /s/ Scott Kray
                                                   ____________________________
                                                      Name: Scott Kray
                                                      Title: Vice President


                                                CREDIT LYONNAIS, NEW YORK BRANCH
                                                AND CREDIT LYONNAIS ATLANTA
                                                AGENCY

                                                By _____________________________
                                                      Name:
                                                      Title:


                                                CRESCENT/MACH I PARTNERS, L.P.

                                                By:  TCW Asset Management
                                                     Company its
                                                     Investment Manager


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                DRESDNER BANK, A.G. NEW YORK AND
                                                GRAND CAYMAN BRANCHES

                                                By /s/ C. Sarisky
                                                   _____________________________
                                                   Name: Christopher E. Sarisky
                                                   Title: Assistant Treasurer

                                                By /s/ John W. Sweeney
                                                   _____________________________
                                                       Name: John W. Sweeney
                                                       Title: Assistant Vice
                                                              President

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO

                                                By /s/ Lori J. McCarthy
                                                ________________________________
                                                       Name: Lori J. McCarthy
                                                       Title: Vice President

                                                FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA

                                                By /s/ David Silander
                                                ________________________________
                                                       Name: David Silander
                                                       Title: Vice President


                                                FUJI BANK, LIMITED


                                                By _____________________________
                                                       Name:
                                                       Title:


                                                GIROCREDIT BANK


                                                By _____________________________
                                                       Name:
                                                       Title:


                                                INDOSUEZ CAPITAL FUNDING II LTD.


                                                By:  Indosuez Capital, as
                                                     Portfolio Advisor


                                                By _____________________________
                                                       Name:
                                                       Title:


                                                INDUSTRIAL BANK OF JAPAN, LTD.


                                                By _____________________________
                                                       Name:
                                                       Title:

                                                LEHMAN COMMERCIAL PAPER INC.

                                                By /s/ Michelle Swanson
                                                 _______________________________
                                                     Name: Michelle Swanson
                                                     Title: Authorized Signatory


                                                THE LONG-TERM CREDIT BANK OF
                                                JAPAN LTD., NEW YORK BRANCH

                                                By /s/ S. Tajima
                                                ________________________________
                                                      Name: Shuichi Tajima
                                                      Title: Deputy General
                                                             Manager

                                                MERRILL LYNCH SENIOR FLOATING
                                                RATE FUND, INC.

                                                By _____________________________
                                                      Name:
                                                      Title:


                                                MITSUBISHI TRUST AND BANKING
                                                CORPORATION


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                ML CBO IV (CAYMAN) LTD.


                                                By  ____________________________
                                                      Name:
                                                      Title:

                                                NATIONAL CITY BANK


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                NBD BANK


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                NEW YORK LIFE INSURANCE AND
                                                ANNUITY CORPORATION


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                NEW YORK LIFE INSURANCE COMPANY


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                THE NIPPON CREDIT BANK, LTD.



                                                By _____________________________
                                                      Name:
                                                      Title:

                                                OCTAGON CREDIT INVESTORS LOAN
                                                PORTFOLIO (a unit of The Chase
                                                Manhattan Bank)

                                                By _____________________________
                                                      Name:
                                                      Title:


                                                PARIBAS CAPITAL FUNDING LLC

                                                By _____________________________
                                                      Name:
                                                      Title:


                                                RESTRUCTURED OBLIGATIONS BACKED
                                                BY SENIOR ASSETS B.V.


                                                By:  Chancellor LGT Senior
                                                     Secured Management, Inc.,
                                                     as Portfolio Advisor

                                                By _____________________________
                                                      Name:
                                                      Title:


                                                THE ROYAL BANK OF SCOTLAND, PLC


                                                By /s/ Derek Bonnar
                                                   _____________________________
                                                       Name: Derek Bonnar
                                                       Title: Vice President


                                                SAKURA BANK, LIMITED


                                                By ____________________________
                                                      Name:
                                                      Title:

                                                SENIOR DEBT PORTFOLIO

                                                By:  Boston Management and
                                                     Research, as
                                                     Investment Advisor


                                                By _____________________________
                                                      Name:
                                                      Title:

                                                SOCIETE GENERALE


                                                By /s/ Richard M. Lewis
                                                ________________________________
                                                      Name: Richard M. Lewis
                                                      Title: Vice President


                                                STRATA FUNDING LTD.


                                                By _____________________________
                                                      Name:
                                                      Title:


                                                SUMITOMO BANK, LIMITED


                                                By /s/ Masayuki Fukushima
                                                ________________________________
                                                      Name: Masayuki Fukushima
                                                      Title: Joint General
                                                             Manager


                                                THE SUMITOMO TRUST & BANKING
                                                CO., LTD.


                                                By /s/ Naoya Takeuchi
                                                _______________________________
                                                      Name: Naoya Takeuchi
                                                      Title: Deputy General
                                                      Manager

                                                SUNTRUST BANK, ATLANTA


                                                By /s/ Jeffrey D. Drucker
                                                   ____________________________
                                                        Name: Jeffrey D. Drucker
                                                        Title: Banking Officer


                                                By /s/ R. B. King
                                                   ____________________________
                                                        Name: Raymond B. King
                                                        Title: V.P.


                                                THE TORONTO-DOMINION (NEW YORK),
                                                INC.


                                                By /s/ Debbie A. Greene
                                                   ____________________________
                                                        Name: Debbie A. Greene
                                                        Title: Vice President


                                                THE TRAVELERS INSURANCE COMPANY

                                                By ____________________________
                                                      Name:
                                                      Title:


                                                UNITED STATES NATIONAL BANK OF
                                                OREGON


                                                By ____________________________
                                                      Name:
                                                      Title:

                                                VAN KAMPEN AMERICAN CAPITAL
                                                PRIME RATE INCOME TRUST


                                                By /s/ J. Maillet
                                                   ____________________________
                                                      Name: Jeffrey W. Maillet
                                                      Title: Sr. Vice Pres.-
                                                      Portfolio Mgr.


                                                WACHOVIA BANK OF NORTH CAROLINA,
                                                N.A.


                                                By /s/ Sarah T. Warren
                                                   ____________________________
                                                        Name: Sarah T. Warren
                                                        Title: Vice President


                                                WELLS FARGO BANK


                                                By ____________________________
                                                      Name:
                                                      Title:


                                                THE YASUDA TRUST & BANKING CO.,
                                                LTD.


                                                By ____________________________
                                                      Name:
                                                      Title:

                                                                   EXHIBIT A TO
                                                                   WAIVER



                       ACKNOWLEDGEMENT, CONSENT AND WAIVER

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of June 28, 1997 (the "Waiver") to the Credit Agreement dated as of December 5, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  June 28, 1997

                                                COLLINS & AIKMAN PRODUCTS CO.

                                                By: /s/ J. Michael Stepp
                                                    ___________________________
                                                        Name:
                                                        Title:

                                                COLLINS & AIKMAN CANADA INC.


                                                By: /s/ J. Michael Stepp
                                                     ___________________________
                                                         Name:
                                                         Title:

                                                COLLINS & AIKMAN CORPORATION


                                                By: /s/ J. Michael Stepp
                                                      __________________________
                                                         Name:
                                                         Title:

                                                PACJ, INC.

                                                By: /s/ J. Michael Stepp
                                                     __________________________
                                                         Name:
                                                         Title:


                                                 THE AKRO CORPORATION


                                                 By: /s/ J. Michael Stepp
                                                     ___________________________
                                                          Name:
                                                          Title:


                                                 DURA CONVERTIBLE SYSTEMS, INC.

                                                 By: /s/ J. Michael Stepp
                                                     ___________________________
                                                          Name:
                                                          Title:


                                                 IMPERIAL WALLCOVERINGS, INC.

                                                 By: /s/ J. Michael Stepp
                                                     __________________________
                                                          Name:
                                                          Title:


                                                  MARKETING SERVICE, INC.

                                                  By: /s/ J. Michael Stepp
                                                       ________________________
                                                          Name:
                                                          Title:

                                                  GREFAB, INC.

                                                  By: /s/ J. Michael Stepp
                                                       ________________________
                                                          Name:
                                                          Title:


                                                  WICKES ASSET
                                                  MANAGEMENT, INC.

                                                  By: /s/ J. Michael Stepp
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  COLLINS & AIKMAN INTERNATIONAL
                                                  CORPORATION

                                                  By: /s/ J. Michael Stepp
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  WICKES MANUFACTURING COMPANY


                                                  By: /s/ Robert L. Johnson
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  WICKES REALTY, INC.


                                                  By: /s/ J. Michael Stepp
                                                      _________________________
                                                          Name:
                                                          Title:

                                                  COLLINS & AIKMAN FLOOR
                                                  COVERINGS, INC.

                                                  By:
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  AMCO CONVERTIBLE FABRICS, INC.

                                                  By: /s/ J. Michael Stepp
                                                       ________________________
                                                          Name:
                                                          Title:


                                                  MANCHESTER PLASTICS, INC.


                                                  By: /s/ J. Michael Stepp
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  HUGHES PLASTICS, INC.

                                                  By: /s/ J. Michael Stepp
                                                      _________________________
                                                          Name:
                                                          Title:


                                                  COLLINS & AIKMAN PROPERTIES,
                                                  INC.
                                                  (formerly COLLINS & AIKMAN
                                                  FLOOR COVERINGS GROUP, INC.)

                                                  By:  /s/ Len Ferro
                                                       ________________________
                                                          Name:
                                                          Title:

                                                  ACK-TI-LINING, INC.


                                                  By: _________________________
                                                          Name:
                                                          Title: